As filed with the Securities and Exchange Commission on May 27, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35223
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT | MARCH 31, 2016

TABLE OF CONTENTS

Shareholder Letter	1

Manager Commentary	8

Disclosure of Fund Expenses	12

Schedule of Investments	14

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Additional Information	32

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

Dear Partners:

For the six month period ended March 31, 2016, The Cook & Bynum Fund (the “Fund”) gained 8.8% net of all costs. The S&P 500 plus Dividends (“S&P”) gained 8.5% over the same period. For the one-year period ended March 31, 2016, the Fund gained 5.1% compared to a gain of 1.8% for the S&P, while the Fund returned 7.5% on an annualized basis versus 11.6% for the S&P during the five-year period ended March 31, 2016.  Since inception on July 1, 2009 through March 31, 2016, the Fund is up 9.9% per annum compared to 15.0% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

Foreign Market Opportunities

A few years ago, many in the financial and economic communities were enamored of the potential of the BRIC countries (Brazil, Russia, India, & China), which were all being propelled by varying combinations of strong demographics, rising middle classes with spending power, and plentiful natural resources/commodities selling at historically high prices.  Many investors projected strong GDP growth well into the future and thus justified premium prices for businesses that were domiciled in and/or transacted within these geographies.  The tide has clearly turned in the last year, and a good portion of these same investors has eliminated these countries from their portfolios – often for good reasons.

The decline in emerging markets all around the world is a welcome opportunity, however.  Markets that other investors have scorned are often fertile hunting grounds for us, so this re-pricing has increased the discount to our estimate of intrinsic value for a number of businesses that are interesting potential investments.  We hope the downdraft in securities prices in these places persists.  We will continue working to find the next opportunity, and we remain prepared to allocate our cash when other investors/speculators panic.

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

Lindley Investment

In fact, a new position that we started building in January is just such an opportunity.  Based in Lima, Corporacion Lindley SA (“Lindley”) bottles, distributes, and markets soft drinks, fruit juices, water, sports drinks, and concentrate in Peru.  The company has the exclusive rights to produce Coca-Cola products in the country, including Inca Kola, which is the top-selling carbonated drink with a 33% market share (Coca-Cola Classic is a strong #2).  We have followed the business for some time, and since the fall of 2014 we have visited Peru three times to meet management and to survey execution at the point-of-sale.  This research suggested that execution could be improved and that certain parts of the business needed more investment.  The underlying fundamentals of the company’s end markets are attractive, however.  In Peru, annual per capita consumption of Coke products is only 220 eight ounce servings, which is smaller than the 250 in poorer Bolivia.  As a frame of reference, per capita consumption is 720 in Arca Continental’s Mexico territory, while per capita consumption in Chile and the U.S. is greater than 400.  We expect countries with per capita GDPs similar to Peru to steadily switch to ready-to-drink products over the next 20 years.  We were intrigued by the business given these attractive demographic tailwinds, but we were hesitant to invest given the company’s operational challenges and capital needs.

Fortunately, in September 2015, Arca Continental (“Arca”) agreed to acquire a controlling interest in the business.  Controlling distribution territories in Mexico, Argentina, and Ecuador, Arca is one of the Fund’s longest and best-performing holdings, and in our opinion, it is one of the best Coke bottlers in the world.  Armed with investment capital, Arca’s team is uniquely positioned to build and execute a plan to seize all of the operational opportunities that we discovered at Lindley.  Their initial plan for improving the business includes a number of initiatives:

−	Overhaul point of sale execution to drive revenue gains:
	•	Improve display/presentation and product mix, while also introducing additional products that will be new to the Peruvian market;
	•	Expand single serve sales, which is more profitable than selling large, familial sizes and is only 40% of current company volume (Mexico has 60%+ single serve);
	•	Refine price segmentation, including a better packaging mix;
	•	Introduce route to market analysis of customers to better segment customer types; and
	•	Increase cooler penetration in stores (Peru lags many markets).

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

−	Materially improve distribution across the Lindley network to improve customer service and decrease delivery costs:
•
Re-think distribution to mom & pop stores, with an opportunity to bring in-house the 85% of this effort that is currently outsourced to a 3rd party (controlled distribution is more consistent and more responsive);

• Build a vending machine network; and
•
Reconfigure company-wide distribution given the new state-of-the-art plant that is now on-line south of Lima and the opportunity to bring drinks from Arca plants in Ecuador to Lindley’s customers in Northern Peru.

−	Remove/reduce costs from Lindley’s cost structure by using Arca’s economies of scales on a number of fronts, including greater purchasing power on raw materials, lower insurance costs, and cheaper software usage and implementation.

This improvement plan has been in motion for the last four or five months.  We have visited with Arca’s team in Ecuador, Peru, and Mexico in early 2016, and Arca’s first quarter report shows that the company is already making progress in Peru.  Through these aforementioned efforts, we believe that Arca will be able to grow Lindley’s revenues, profit margins, and cash flow at growth rates well above average over the next five years.  Additionally management has a proven track record of these type of gains as it has grown profits substantially in the years following its previous acquisitions.  From a valuation perspective, the per share price we paid for the Fund’s stake in the business represents an enterprise value of around 7.5x 2016 EBITDA, which is unadjusted for the profitability gains that we expect under Arca’s ownership/control.  Latin American bottlers have typically traded at 9.5x EBITDA.

We are optimistic about the prospects of this new investment.  We believe that, in Arca, we have an ideal partner to maximize the potential of an already strong and growing business in a country that will increase its consumption of Coca-Cola and related products over the coming decades.  We hope to be long-term investors in Lindley.

Holdings Overview

In addition to the new investment in Lindley, the Fund has stakes in the following seven businesses.

Microsoft

In 2011, we started building a stake in Microsoft at $24/share.  At that time and after adjusting for net cash, the company was selling for just seven times

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

earnings.  The market was generally focused on the success that Apple and Google were having in the consumer space and appeared to be ignoring Microsoft’s position within corporate information technology.  We felt that even if Microsoft stumbled completely, the stickiness of Office and Server would return at least seven times earnings to shareholders in run-off mode.  We were receiving a free option on any success that the company might have with consumers and with the cloud, as well as any continued growth in the core corporate IT business.  The transformation of the company that is evident today was already underway, as management was adjusting its strategy based on the understanding that the company should give up some profitability in Windows to secure the future of Office and Server.  With Office and Server continuing the successful transition to Software as a Service (SaS), we believe the business has one of the widest moats in the technology industry as Microsoft’s position will remain sticky for at least another decade.  We could not be more pleased with the job that Satya Nadella has done since he took over as CEO.

Unfortunately, the market has recognized the changes and re-priced Microsoft up to almost 16 times fiscal year 2016 earnings net of cash.  As the price has risen, our expected future returns have declined.  We sold about half of our original position in October 2014 at $47/share, and we sold half of the remaining position in October 2015 at $54/share.  We continue to expect good things from Microsoft, and we would have preferred to maintain a sizable position at a lower price, but the stock’s rise has made the discount to intrinsic value too small for us to feel comfortable owning a large position.

Arca Continental

Pancho Garza and his colleagues comprise one of the best management teams in the world, and they bottle and distribute Coke products in the best Coca-Cola market in the world (Northern Mexico).  They relentlessly focus on whom they call the Boss – the customer – which is good for both the customer and profits.  We have seen their method work over and over again as they have expanded in different product categories and different geographies across Latin America (and now just a tiny bit in the US in the company’s snack foods business).  Management’s efforts have made you more money than any other single company, and we hope to remain partners with Arca for decades to come.  We wish the share price would decline so that we could buy more of the business.

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

Coca-Cola Embonor

We have followed Embonor for about eight years, but we first acquired shares in 2014 when its valuation fell to a compelling level.  Embonor bottles and distributes Coke products in most of Chile outside of Santiago and in Bolivia.  The latter market continues to grow at a fast pace, and it will be substantially bigger than the Chilean business as time goes on.  We have found that consumers steadily switch to prepackaged beverages (ready-to-drink) as their per capita incomes go from $5,000/year to $20,000/year.  Although the progress will not be smooth in Bolivia, this demographic and economic transformation is underway.  These decades of growth are a very attractive time to be selling ready-to-drink products if you have adequate market share to distribute to the mom-and-pop stores that control most of the retail market.  Embonor enjoys this competitive edge in Bolivia, and its valuation remains modest.  We expect that the company’s execution will continue to improve as their market grows.

Coca-Cola

We first took a big stake in Coca-Cola in the aftermath of the financial crisis of 2008-2009 when it traded off to a P/E ratio of 12, as cheap as it had been on a multiple basis since the mid-1990’s.  For most of the company’s history, realizing growth was simply a matter of selling more concentrate in more places while raising prices a little less than inflation – volumes and the price of concentrate were the only two variables that really mattered.  While Coca-Cola still has one of the best economic moats around, its business has become more difficult.  Sugar-sweetened soft drinks have come under attack as a convenient villain in the war against obesity in the developed world, and it remains to be seen if this vilification will permanently alter the growth trajectory of Coca-Cola.  The company must continue to innovate products that delight consumers with fewer calories.

One of Coca-Cola’s big initiatives has been to work with bottlers to sell more value added products rather than just more volume.  Consumers have shown a willingness to pay extra for the “right” amount of Coke at the right price.  Packages of six eight ounce cans might sell for the same as packages of six twelve ounce cans, for instance.  Consumers who simply want Coke for the lowest price will buy the larger can package.  Others who may want to control their portion size can pay more per ounce for the package of smaller cans.  People need to consume a lot of liquid in a day, and clearly they prefer tasty liquids to plain water for a decent portion of their consumption.  Add to that fact that safe prepackaged drinks are an increasingly affordable convenience in much of the emerging world, and we believe Coca-Cola continues to have a long runway of earnings visibility.

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

Berkshire Hathaway

Many years ago Berkshire’s intrinsic value was dominated by the insurance business and the equity portfolio.  While these components remain important, wholly-owned operating businesses, including utilities and railroads, are now a large part of the overall company’s intrinsic value.  Many of these wholly-owned businesses enjoy substantial moats and a culture that encourages deepening them.  These are no small advantages.

We have purchased Berkshire Hathaway twice in our career – both occasions at 1.1 times book value. Our current investment was initiated at this valuation back in 2011.  We believe Berkshire is generally worth about 1.7 times book value as a rough valuation metric.  As we write, Berkshire has declined to 1.3 times book value.  We would be delighted for the company’s intrinsic value to compound for a long time with the stock at this multiple of book value.

Procter & Gamble

Procter & Gamble remains one of the two preeminent global consumer products companies.  P&G sells strongly-branded products across a wide range of categories spanning laundry detergent to beauty supplies to health care products, which provides the company a deep moat.  Like most U.S. exporters, revenues have faced a headwind as the dollar has strengthened, but organic sales growth has remained modestly positive.  P&G continues to focus on its large, successful brands while selling or paring back less important ones with inferior moats, although we have not always agreed with management’s decisions about which to sell and at what prices.  Procter & Gamble is fairly valued, and we are comfortable with it as a small position in the portfolio.

Walmart

We recently wrote at some length about our investment in Walmart, and the meat of that commentary is still available on our website if you would like to revisit it1.  Similar to Microsoft in 2011, retail commentators have been fixated on Amazon’s innovation and growth over Walmart’s existing franchise.  Make no mistake, Amazon has and is undeniably doing some fabulously innovative and disruptive things.  We are regular Amazon customers ourselves, but unfortunately for the company’s shareholders, Amazon earns no profits in its retail business.  This expansion will almost certainly continue as long as Wall Street allows the company to finance its ambitions at an effectively zero cost on the capital employed. At some point Amazon shareholders will seek an adequate return on the capital employed, and all fifty states will require Amazon to collect sales taxes.  When these conditions come to pass, Amazon’s
__________

[1]	http://www.cookandbynum.com/our-investment-approach/how-we-think/walmartandsouthafrica/

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
March 31, 2016 (Unaudited)

prices will rise (as they already have in categories they dominate).  We expect wealthier customers to continue to pay for the tremendous convenience of Amazon’s offering, but we concurrently anticipate that price sensitivity will lure middle class customers back to the low price leader.  And we believe that Walmart will remain that low cost provider.  Management is also working hard to add convenience to its offering in a number of ways, including hiring better associates, improving the in-store experience, and building a first class integrated online/bricks and mortar solution.  Amazon will continue to undermine profitability in retail for some time, but despite some setbacks like the recently ended unsuccessful experiment with Walmart Express2, we believe Walmart’s domestic business will be bigger in a decade than it is now.  In our view, the biggest threat will actually come from Aldi and Lidl.  We have seen these two German companies destroy the profitability of grocery businesses in a number of markets around the world, most recently in the UK.

Last year’s stock price drop did not coincide with a dramatic decrease in Walmart’s intrinsic value.  The net result is an increase in the discount between this investment’s market and intrinsic values, making us optimistic that Walmart will offer an adequate return from current levels over the next decade.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

__________
[2]	Express was a convenience-store sized Walmart designed to tackle the dollar stores head on, but it proved not to be profitable enough to continue.

THE COOK & BYNUM FUND	MANAGER COMMENTARY
March 31, 2016 (Unaudited)

As of March 31, 2016, the net asset value (NAV) attributable to the 8,128,996 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.83 per share.  This NAV compares with an audited NAV of $14.55 per share as of the Fund’s Annual Report dated September 30, 2015.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.16

Average Annual Total Return

	1 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	5.11%	7.46%	9.91%
S&P 500 Index(2)	1.78%	11.58%	15.03%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of March 31, 2016 the gross and net expense ratios of the Fund were 1.79% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2017.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee

THE COOK & BYNUM FUND	MANAGER COMMENTARY
March 31, 2016 (Unaudited)

waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.16

THE COOK & BYNUM FUND	MANAGER COMMENTARY
March 31, 2016 (Unaudited)

Portfolio Changes for the six months ended 3.31.16

New Holdings	Eliminations
Corporacion Lindley SA	None

The Fund purchased a nearly 5% ownership stake in Corporacion Lindley SA (“Lindley”) in the first few months of 2016.  Based in Lima, Lindley bottles, distributes, and markets soft drinks, fruit juices, water, sports drinks, and concentrate in Peru.  The shareholder letter found on page 1 includes an in-depth discussion of this new holding, and we encourage you to spend a few minutes reading about this investment.  In short, we believe that Lindley has an ideal new operating partner in Arca Continental who will improve an already strong and growing business in a country that will increase its consumption of Coca-Cola owned products over the coming decades.  We are optimistic about the potential of the business and hope to be long-term investors in Lindley.

Last October we sold roughly half of the Fund’s position in Microsoft as appreciation reduced the stock’s discount to our assessment of its intrinsic value; it is now about a 6.5% position.  We remain pleased with Microsoft’s execution under Satya Nadella’s leadership, but the company was simply too large of a holding in the portfolio at the prevailing market valuation.

Performance Contribution

All positions, save the newly initiated Lindley investment, were up for the period.  Microsoft was the best performing holding and had the largest positive impact on the Fund’s performance.  Arca Continental and Coca-Cola were the next best performers and contributors.  Wal-Mart, Coca-Cola Embonor, Procter & Gamble, and Berkshire Hathaway all had meaningful gains, which contributed at varying levels to the Fund’s 8.8% per share increase in net asset value for the six-month period ended March 31st.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-

THE COOK & BYNUM FUND	MANAGER COMMENTARY
March 31, 2016 (Unaudited)

risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 37.9% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

THE COOK & BYNUM FUND	DISCLOSURE OF FUND EXPENSES
March 31, 2016 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2015 through March 31, 2016.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

THE COOK & BYNUM FUND	DISCLOSURE OF FUND EXPENSES
March 31, 2016 (Unaudited)

		Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/2015 to	Expense
	10/1/15	3/31/16	3/31/2016(1)	Ratio

Actual Fund Return	$1,000.00	$1,088.00	$7.78	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

THE COOK & BYNUM FUND	SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (40.8%)

Household Products (3.6%)
Procter & Gamble Co.	55,600	$4,576,436

Hypermarkets and Supercenters (12.1%)
Wal-Mart Stores, Inc.	228,000	15,615,720

Multi-Sector Holdings (5.4%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	6,952,120

Soft Drink Manufacturing (13.1%)
Coca-Cola Co.	364,700	16,918,433

Software (6.6%)
Microsoft Corp.	153,513	8,478,523
TOTAL DOMESTIC COMMON STOCKS
(Cost $36,591,895)		52,541,232

FOREIGN COMMON STOCKS (21.3%)

Soft Drink Bottling and Distribution (21.3%)
Arca Continental SAB de CV	2,042,583	14,178,669
Coca-Cola Embonor SA – Class B	4,179,957	7,637,360
Corporacion Lindley SA(1)	5,889,899	5,588,476
		27,404,505
TOTAL FOREIGN COMMON STOCKS
(Cost $21,980,463)		$27,404,505

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (36.8%)

U.S. Treasury Bills (36.8%)
0.000%, 04/28/2016(1)	$29,000,000	$28,995,215
0.000%, 06/02/2016(1)	7,000,000	6,996,323
0.000%, 06/23/2016(1)	11,315,000	11,307,304
TOTAL SHORT-TERM INVESTMENTS
(Cost $47,298,842)		$47,298,842
TOTAL INVESTMENTS (98.9%)
(Cost $105,871,200)		$127,244,579
TOTAL CASH INCLUDING
FOREIGN CURRENCY (1.1%)		1,423,655
TOTAL OTHER ASSETS
LESS LIABILITIES (0.0%)(2)		19,320
NET ASSETS (100.0%)		$128,687,554

(1)	Non-income producing security.
(2)	Less than 0.05%.

Common Abbreviations:
SA – Sociedad Anonima
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

THE COOK & BYNUM FUND	STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

ASSETS:
Investments, at value (cost $105,871,200)	$127,244,579
Cash	986,217
Foreign currency, at value (cost $465,887)	437,438
Receivable for fund shares sold	31,545
Dividends and interest receivable	241,645
Prepaid expenses	17,050
Total Assets	128,958,474

LIABILITIES:
Payable for capital shares redeemed	88,326
Accrued investment advisory fees, net of waiver	127,171
Other payables and accrued expenses	55,423
Total Liabilities	270,920
NET ASSETS	$128,687,554

COMPOSITION OF NET ASSETS:
Paid-in capital	$103,189,936
Accumulated undistributed net investment loss	(154,934)
Accumulated undistributed net realized gain on
investments and foreign currency transactions	4,307,622
Net unrealized appreciation (depreciation) on
investments and foreign currency translation
Investments securities	24,358,176
Foreign currency translation	(3,013,246)
Net Assets	$128,687,554

Shares of common stock outstanding
(unlimited number of shares authorized)	8,128,996
Net Asset Value Per Share	$15.83

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends	$716,658
Interest	50,836
Total Investment Income	767,494

EXPENSES:
Investment adviser fees	922,428
Fund accounting and administration fees	50,753
Transfer agent fees and expenses	32,137
Insurance fees	16,287
Custody fees	14,423
Federal and state registration fees	13,910
Trustee fees	13,879
Legal fees	12,486
Auditing and tax fees	8,738
Service fees	7,798
Printing fees	6,731
Chief compliance officer fees	4,048
Miscellaneous expense	1,750
Total expenses before reimbursement	1,105,368
Less fees reimbursed by investment adviser	(182,940)
Net Expenses	922,428
Net Investment Loss	(154,934)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	4,418,320
Foreign currency transactions	(8,847)
Total	4,409,473
Net change in unrealized appreciation on:
Investment securities	5,941,661
Foreign currency translation	266,162
Total	6,207,823
Net Realized and Unrealized gain on Investments
and Foreign Currency Transactions and Translations	10,617,296
Net increase in Net Asset from Operations	$10,462,362

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2016	September 30,
	(Unaudited)	2015
FROM OPERATIONS:
Net investment loss	$(154,934)	$(136,700)
Net realized gain on investments
and foreign currency transactions	4,409,473	4,688,387
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency translation	6,207,823	(12,473,911)
Net Increase (Decrease) in Net Assets
from Operations	10,462,362	(7,922,224)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(5,430,208)
Total distributions	—	(5,430,208)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	3,662,529	5,078,879
Dividends reinvested	—	4,441,747
Value of shares redeemed	(7,690,820)	(20,967,382)
Net Decrease Resulting from
Capital Transactions	(4,028,291)	(11,446,756)
Redemption fees	22	1,610
Net Increase (Decrease) in Net Assets	6,434,093	(24,797,578)
NET ASSETS:
Beginning of period	122,253,461	147,051,039
End of period*	$128,687,554	$122,253,461
* Including accumulated undistributed
net investment loss of	$(154,934)	$—

See accompanying Notes to Financial Statements

THE COOK & BYNUM FUND	FINANCIAL HIGHLIGHTS
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2016
	(Unaudited)
Net Asset Value – Beginning of Period	$14.55
Income from Investment Operations
Net investment loss(1)	(0.02)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	1.30
Total Income from Investment Operations	1.28

Distributions to Shareholders
Net investment income	—
Net realized gains	—
Total Distributions	—

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$15.83
Total Return	8.80	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$128,688
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	1.79	%(4)
Net investment loss including
reimbursement/waiver	(0.25	)%(4)
Net investment loss excluding
reimbursement/waiver	(0.55	)%(4)
Portfolio turnover rate	8	%(3)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not Annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	FINANCIAL HIGHLIGHTS
For a share outstanding throughout the periods indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2015	2014	2013	2012	2011
$16.05	$14.99	$14.88	$12.99	$11.94

(0.02)	(0.02)	(0.01)	(0.03)	(0.02)

(0.89)	1.44	0.65	2.64	1.26
(0.91)	1.42	0.64	2.61	1.24

—	(0.01)	—	—	(0.01)
(0.59)	(0.35)	(0.53)	(0.72)	(0.18)
(0.59)	(0.36)	(0.53)	(0.72)	(0.19)

— (2)	— (2)	— (2)	— (2)	— (2)
— (2)	— (2)	— (2)	— (2)	— (2)
$14.55	$16.05	$14.99	$14.88	$12.99
-5.92%	9.64%	4.55%	20.97%	10.49%

$122,253	$147,051	$127,998	$94,299	$56,675

1.49%	1.49%	1.57%	1.88%	1.88%
1.75%	1.76%	1.81%	2.12%	2.53%

(0.10)%	(0.13)%	(0.06)%	(0.25)%	(0.15)%

(0.36)%	(0.40)%	(0.30)%	(0.49)%	(0.80)%
1%	6%	20%	25%	39%

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.  Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2016:

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$52,541,232	$—	$—	$52,541,232
Foreign
Common Stocks	27,404,505	—	—	27,404,505
Short-Term
Investments	—	47,298,842	—	47,298,842
TOTAL	$79,945,737	$47,298,842	$—	$127,244,579

(1)	Please refer to the schedule of investments to view securities by industry type.

During the period ended March 31, 2016, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs during the six months ended March 31, 2016.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2012.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
Ordinary Income	$—	$80,151
Long-Term Capital Gains	5,430,208	3,201,175
Total	$5,430,208	$3,281,326

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2015, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$468,504
Increase/(Decrease) Accumulated net realized gain/(loss)
on investments and foreign currency transactions	$72,801
Increase/(Decrease) Paid In Capital	$(541,305)

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

B. Tax Basis of Investments:  As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$106,520,754
Gross unrealized appreciation	20,094,764
Gross unrealized depreciation	(1,736,702)
Net tax unrealized appreciation	18,358,062
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Accumulated earnings	—
Other accumulated gains (losses)	(3,322,806)
Total accumulated earnings	$15,035,256

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year.  Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended September 30, 2015, the Fund elected to defer on a tax basis, late-year capital losses in the amount of $43,398.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2017.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2017. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  Accordingly, as of September 30, 2015, $170,892 of previously waived fees have expired. For the six months ended March 31, 2016 and years ended September 30, 2015, September 30, 2014, and September 30, 2013, the Adviser may in the future recover fee reductions and expense reimbursements totaling, $182,490, $356,271, $380,171, $247,157, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2019, 2018, 2017, and 2016, respectively.  In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of the Adviser serves as Chief Compliance Officer for the Trust. An employee of U.S. Bancorp Fund Services, LLC also serves as an Officer of the Trust.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.).

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 12, 2016.  Borrowing under the LoC is limited to the lesser of $13,000,000, 10% of the gross market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/2% at March 31, 2016.  During the six months ended March 31, 2016, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2016, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $6,054,484, and $8,862,427, respectively. There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2016.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2016, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2016	September 30,
	(Unaudited)	2015
Beginning Shares	8,400,072	9,161,416
Shares Sold	243,393	328,153
Shares Issued in Reinvestment
of Distributions	—	283,637
Total	8,643,465	9,773,206
Less Shares Redeemed	(514,469)	(1,373,134)
Ending Shares	8,128,996	8,400,072

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2016, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 69% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
March 31, 2016 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2015 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2015 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
March 31, 2016 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons’ of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
March 31, 2016 (Unaudited)

Interested Trustees and Officers

# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions

Interested Trustees

J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Bynum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	(“CBCM”) since 2006. From
		2009.	August 2001 to December 2006,
Mr. Bynum managed individual
accounts at Cook & Bynum
Capital Mgt., LLC, which also
served as sub-advisor to private
investment funds Gullane Capital
Partners LLC and Gullane
Capital Partners Encore LLC.

Independent Trustees

Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	(an insurance claims		Crawford &
1955		since May	management company) since		Company
		2010.	January 1, 2010. From 2001 to
2010, he was Executive Director
at the international investment
firm Arcapita, Inc. Before joining
Arcapita, Inc., Mr. Ogburn spent
more than 15 years at the The
Robinson-Humphrey
Company, Inc., an investment
banking firm.

Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
March 31, 2016 (Unaudited)

# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions

Donald P.	Trustee	Mr. Carson	Managing Director of The	1	None
Carson		has served	Ansley Capital Group LLC and
Year of		as a Trustee	a Principal of Ansley Equity
Birth:		of the Trust	Partners, LLC since 2014.
1949		since April	Mr. Carson has been the
		2014.	Principal at each of the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years

Officers

Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management,
Year of		as President	LLC since 2006. From August 2001 to December
Birth:		of the Trust	2006, Mr. Cook managed individual accounts at
1978		since March	Cook & Bynum Capital Mgt., LLC, which also
		2009.	served as sub-advisor to private investment funds
Gullane Capital Partners LLC and Gullane Capital
Partners Encore LLC.

David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	served as	Principal and President of CBCM. From June 2003
Year of		Vice	to May 2010, he was a Principal of Founders
Birth:		President	Investment Banking, LLC.
1977		of the Trust
since January
2011.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
March 31, 2016 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years

Ashley A.	Vice	Ms. Morris	Ms. Morris joined CBCM in January 2009 and is
Morris	President,	has served	currently Director of Fund Operations for CBCM as
Year of	Chief	as Vice	well as Chief Compliance Officer of both the Fund
Birth:	Compliance	President	and CBCM.
1975	Officer,	and Assistant
	Assistant	Secretary of
	Secretary	the Trust
since May
2009. Ms.
Morris has
served as Chief
Compliance
Officer of
the Trust
since May
2012.

Christopher	Treasurer	Mr. Remington	Mr. Remington joined USBFS in 2004 and is
M.		has served	currently a Vice President.
Remington		as Treasurer
Year of		of the Trust
Birth:		since August
1978		2015.
c/o U.S.
Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

 (This Page Intentionally Left Blank.)

THE COOK & BYNUM FUND

SEMI-ANNUAL REPORT  |  MARCH 31, 2016

Fund distributed by BHIL Distributors, Inc.
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*                    /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     May 27, 2016

By (Signature and Title)*                   /s/Christopher M. Remington
Christopher M. Remington,
Treasurer (Principal Financial Officer)

Date     May 25, 2016